THE SECURITIES THAT ARE THE SUBJECT OF THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE, AND WILL BE OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF FEDERAL AND STATE LAW BY VIRTUE OF THE COMPANY'S INTENDED COMPLIANCE WITH SECTION 4(2) OF THE ACT, THE PROVISIONS OF REGULATION D PROMULGATED THEREUNDER, AND PARALLEL EXEMPTIONS UNDER STATE LAW. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY ANY REGULATORY AUTHORITY. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                            STOCK PURCHASE AGREEMENT

Dynatec International, Inc.
Attn. Frederick W. Volcansek, Sr.
3820 West Great Lakes Drive
Salt Lake City, Utah 84120

Dear Sirs:

         The undersigned hereby agree to purchase shares of the common stock of Dynatec International, Inc., a Utah corporation ("Dynatec" or the "Company"), according to the terms and conditions set forth in this Stock Purchase Agreement (the "Agreement").

         1. Purchase of Shares. Subject to the terms and conditions of this Agreement, the undersigned hereby agree to acquire from the Company that number of shares of the Company's common stock, par value $.01 per share (the
"Shares"), equal to ONE MILLION SIX HUNDRED THOUSAND DOLLARS (US $1,600,000) (the "Purchase Price") divided by the greater of (i) $1.00 per share or (ii) One Hundred Percent (100%) of the average of the closing bid prices of the Company's common stock as quoted by the Nasdaq Stock Market for the five (5) trading days immediately preceding the date the undersigned pays all or a portion of the Purchase Price payable by it, him or her. The undersigned agree to purchase that number of Shares, and pay that amount of the Purchase Price, as shall be set forth in Schedule "A", which is attached to and incorporated into this Agreement by this reference.

         2. Closing; Issuance of Shares. The closing (the "Closing") of the purchase and sale of the Shares as described in this Agreement shall occur upon receipt by the Company of the Purchase Price, which closing shall occur on or before 5:00 p.m., M.S.T. on February 11, 2000 or such later date as the parties may agree (the "Closing Date"). The Company shall cause its stock transfer agent to issue certificates representing the Shares as soon as possible after the Closing Date, but in all events within five (5) business days after the Closing Date. Payment of the Purchase Price to the Company on or before the Closing Date shall be accomplished by wire transfer of the Purchase Price to the Company, according to wire transfer instructions that shall be provided to the undersigned on or before the Closing Date.

         3. Representations and Warranties of the Company. The Company represents and warrants to each of the undersigned as follows:

             a.  Organization   and   Qualification.   The  Company  is  a
         corporation, duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company has no subsidiaries other than those set forth on Schedule 3(a) attached hereto (collectively the "Subsidiaries" and individually a
         "Subsidiary"). Each of the Subsidiaries is a corporation, duly incorporated validly existing and in good standing under the laws of the jurisdiction of its incorporation, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. Each of the Company and the Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, does not, individually or in the aggregate, (x) adversely affect the legality or validity of the Shares or this Agreement, or (y) have or result in a material adverse effect on the results of operations, assets, prospects, or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole (either of (x) or (y) a "Material Adverse Effect").

             b. Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement, and otherwise to carry out its obligations hereunder. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company. This Agreement has been duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to or affecting generally the enforcement of creditors' rights and remedies or by other equitable principles of general application. Neither the Company nor any Subsidiary is in material violation of any of the provisions of its respective articles of incorporation, bylaws or other charter documents.

             c. Capitalization. The number of authorized, issued and outstanding shares of capital stock of the Company is set forth in
         Schedule 3(c) attached hereto. No shares of common stock are entitled to preemptive or similar rights, nor is any holder of common stock entitled to preemptive or similar rights arising out of any agreement or understanding with the Company by virtue of this Agreement. Except as disclosed in Schedule 3(c), there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or, except as a result of the purchase and sale of the Shares, rights or obligations convertible into or exchangeable for, or giving any Person, as that term is defined below, any right to subscribe for or acquire any common shares, or contracts, commitments, understandings, or arrangements by which the Company or any Subsidiary is or may become bound to issue additional common shares, or securities or rights convertible or exchangeable into common shares. "Person" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind. The amount of the Company's authorized but previously unissued common stock is sufficient to allow for the issuance by the Company of the Shares.

             d. Issuance of the Shares. The Shares are duly authorized, and, when issued and paid for in accordance with the terms hereof, shall have been validly issued, fully paid and nonassessable, free and clear of all liens, encumbrances and rights of first refusal of any kind (collectively, "Liens").

             e.  No Conflicts.  The execution,  delivery and  performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not (i) conflict with or violate any provision of its Articles of Incorporation, By-laws or other charter documents (each as amended through the date hereof),
         (ii) subject to obtaining the Required Approvals (as defined below), conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, indenture or instrument (evidencing a Company debt or otherwise) to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected, except in the case of each of clauses (ii) and (iii) above, as does not, individually or in the aggregate, have or result in a Material Adverse Effect, provided, that in the case of clauses (ii) and (iii) above, the Company makes no representation or warranty about the extent to which the transactions contemplated by this Agreement will comply with the rules and regulations of the principal market or exchange on which its common stock is listed or traded.

             f. Consents and Approvals. Except as is set forth in the Disclosure Materials, as hereafter defined, neither the Company nor any Subsidiary is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of this Agreement, other than (i) an application to the Nasdaq Stock Market for the listing therewith of the Shares, (ii) the filing of a Form D with the U.S. Securities and Exchange Commission, (iii) applicable state "Blue Sky" filings, and
         (iv) in all other cases where the failure to obtain such consent, waiver, authorization or order, or to give such notice or make such filing or registration could not have or result in, individually or in the aggregate, a Material Adverse Effect (the consents, waivers, authorizations, orders, notices and filings referred to in clauses (i)-(iv) of this Section 3(f)and identified in the Disclosure Materials, collectively, the "Required Approvals").

             g. Litigation; Proceedings. Except as specifically disclosed in the Disclosure Materials (as hereinafter defined), there is no action, suit, written notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries or any of their respective properties before or by any court, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) which (i) adversely affects or challenges the legality, validity or enforceability of this Agreement or the Shares or
         (ii) could, individually or in the aggregate, have or result in a Material Adverse Effect.

             h.  Private   Offering.   Assuming   the   accuracy   of  the
         representations  and warranties of each of the undersigned set forth in
         Section 4, the offer, issuance and sale of the Shares to the undersigned as contemplated hereby are exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"). Neither the Company nor any Person acting on its behalf has taken any action that could subject the offering, issuance or sale of the Shares to the registration requirements of the Securities Act.

             i. SEC Reports. The Company has filed all reports required to be filed by it under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including pursuant to Section 13(a) or 15(d) thereof, for the one year preceding the date hereof (or such shorter period as the Company was required by law to file such material) (the foregoing materials being collectively referred to herein as the "SEC Reports" and, together with the Schedules or other written disclosure provided by the Company to the undersigned in connection with this Agreement the "Disclosure Materials") on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. To the Company's knowledge, as of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and, the rules and regulations promulgated thereunder.

             j. Patents and Trademarks. The Company has, or has rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and rights (collectively, the "Intellectual Property Rights") that are necessary for use in connection with its business as currently conducted, or which the failure to have would have a Material Adverse Effect. To the best knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights. Except to the extent described in the Disclosure Materials, no action for patent infringement is pending or threatened against the Company in writing and, to the Company's knowledge, the Company is not infringing on any patent or other intellectual property rights of any third party.

             k. Regulatory Permits. The Company and its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits could not, individually or in the aggregate, have or result in a Material Adverse Effect ("Material Permits"), and neither the Company nor any such Subsidiary has received any written notice of proceedings relating to the revocation or modification of any Material Permit.

         4. Representations and Warranties of Undersigned. To induce the Company's acceptance of this Agreement, the undersigned each hereby severally and not jointly represent and warrant to the Company and its agents and attorneys as follows:

             a. Organization; Authority. The undersigned, if not a natural person, is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, with the requisite corporate or other entity power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations thereunder. The purchase by the undersigned of the Shares hereunder has been duly authorized by all necessary action on the part of the undersigned. This Agreement has been duly executed and delivered by the undersigned and constitutes the valid and legally binding obligation of the undersigned, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to or affecting generally the enforcement of creditors' rights and remedies or by other equitable principles of general application.

             b. Accredited Status. The undersigned is an "accredited investor" within the meaning of Section 501(a) of Regulation D under the Securities Act.

             c. Investment Intent. The undersigned is acquiring the Shares for its own account for investment purposes only and not with a view to or for distributing or reselling the Shares or any part thereof or interest therein, without prejudice, however, to the undersigned's right, subject to the provisions of this Agreement, at all times to sell or otherwise dispose of all or any part of the Shares pursuant to an effective registration statement under the Securities Act and in compliance with all applicable state securities laws or under an exemption from such registration requirements.

             d. Access to Information. The undersigned acknowledges that it, he or she has been afforded (i) the opportunity to ask such questions as it, he or she has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Shares and the merits and risks of investing in the Shares; (ii) access to information about the Company and the Company's financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its, his or her investment; and (iii) the opportunity to obtain such additional information which the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment and to verify the accuracy and completeness of the information contained in the Disclosure Materials. The undersigned further acknowledges that it, he or she understands that the Company is subject to the periodic reporting requirements of the Exchange Act, and the undersigned has reviewed or received copies of any such reports that have been requested by it, her or him. Without limiting the generality of the foregoing, the undersigned represents that it, he or she has read the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1998, and the Company's Quarterly Reports on Form 10- QSB for the periods ended March 31, June 30 and September 30, 1999.

             e. Liquidity. The undersigned presently has sufficient liquid assets to pay the Purchase Price to be paid by it. The undersigned's overall commitments to investments that are not readily marketable is not disproportionate to the undersigned's net worth, and the undersigned's investment in the Company will not cause such overall commitment to become excessive. The undersigned has adequate means of providing for its current needs and contingencies and has no need for liquidity in the undersigned's investment in the Company or for a source of income from the Company. The undersigned is capable of bearing the economic risk and the burden of this investment, including, but not limited to, the possibility of the complete loss of the value of the Shares and the limited transferability of the Shares, which may make the liquidation of the Shares impossible in the near future.

             f. Sole Party in Interest. The undersigned represents that it is the sole and true party in interest with respect to that portion of the Shares to be acquired by it, and no other person has or will have upon the issuance of the Shares any beneficial ownership interest in the Shares or any portion of the Shares, whether direct or indirect.

             g.  Knowledge  and  Experience.   The   undersigned,   or  its
         management or agent, as the case may be, is experienced in evaluating and making speculative investments, and has the capacity to protect the undersigned's interests in connection with the acquisition of the Shares. The undersigned, or its management, as the case may be, has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the undersigned's investment in the Company. The undersigned has been informed that an investment in the Shares is speculative and has concluded that its proposed investment is appropriate in light of its overall investment objectives and financial situation.

             h. Exclusive Reliance on this Agreement. In making the decision to purchase the Shares, the undersigned has relied exclusively upon information included in this Agreement or other information contained in the Company's publicly available reports and other materials that have been provided to the undersigned, and investigations made by the undersigned or the undersigned's managers and agents, and not on any other representations, promises or information, whether written or verbal, by any person.

             i. Advice of Counsel. The undersigned understands the terms and conditions of this Agreement, has investigated all issues to the undersigned's satisfaction, has consulted with such of the undersigned's own legal counsel or other advisors as the undersigned deems necessary, and is not relying, and has not relied on the Company for an explanation of the terms or conditions of this Agreement. The undersigned further acknowledges, understands and agrees that, in arranging for the preparation of this Agreement, the Company has not attempted to procure legal representation for the undersigned's interests.

             j.  No  Conflict   With  Other   Instruments,   Agreements  or
         Obligations. The undersigned's purchase of the Shares will not result in the breach of any term or provision of, constitute an event of default under, or require the consent or approval of any third-party pursuant to any contract, agreement, instrument, relationship or legal obligation to which the undersigned is subject or to which any of its properties, operations or management are subject.

             k. No Brokers or Finders. The undersigned agrees that no third person has in any way brought the parties together or been instrumental in the negotiation, execution, or consummation of this Agreement. The undersigned agrees to indemnify the Company and its officers, employees, agents and representatives from and against any claim by any third person for any commission, brokerage fee, finders fee, or other payment with respect to this Agreement or the transactions contemplated hereby based upon any alleged agreement or understanding between such party and such third person, whether expressed or implied, arising from the actions of such party. The covenants set forth in this section 3(n) shall survive the Closing Date and the consummation of the transactions contemplated by this Agreement.

             l. Source of Purchase Price. The undersigned represents that no portion of the Purchase Price was obtained by a loan from any third party.

             m. Manner of Sale. At no time was the undersigned presented with or solicited by or through any leaflet, public promotional meeting, television advertisement or any other form of general solicitation or advertising.

             n.  Restricted   Shares.   The  undersigned   understands  and
         acknowledges that the Shares have not been registered under the Act, or any state securities laws, and will be issued in reliance upon certain exemptions from the registration requirements of those laws, and thus cannot be resold unless they are registered under the Act or unless the Company has first received an opinion of competent securities counsel that an exemption from registration is available for such resale. With regard to the restrictions on resales of the Shares, the undersigned is aware (i) of the limitations and applicability of Securities and Exchange Commission Rule 144; (ii) that the Company will issue stop transfer orders to its stock transfer agent in the event of attempts to improperly transfer the Shares; and (iii) that a restrictive legend will be placed on the certificates representing the Shares, which legend will read substantially as follows:

                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED PURSUANT TO A CLAIM OF EXEMPTION FROM THE REGISTRATION OR QUALIFICATION PROVISIONS OF THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND STATE SECURITIES LAWS AND THEREFORE HAVE NOT BEEN REGISTERED UNDER THE ACT OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED WITHOUT COMPLIANCE WITH

                  THE REGISTRATION OR QUALIFICATION PROVISIONS OF THE ACT OR APPLICABLE STATE LAWS, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS. FURTHERMORE, THE COMPANY WILL INSTRUCT ITS STOCK TRANSFER AGENT NOT TO RECOGNIZE ANY SALE OF THESE SECURITIES UNLESS THE COMPANY HAS FIRST RECEIVED AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS SECURITIES COUNSEL, THAT AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE.

             o. Reliance. The undersigned understands and acknowledges that (i) the Shares are being offered and sold to it, him or her without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act and
         (ii) the availability of such exemption depends in part on, and the Company will rely upon the accuracy and truthfulness of, the representations in this Section 4, and the undesigned hereby acknowledges and consents to such reliance.

             p. No Group. The undersigned presently have no agreement, understanding or arrangement to act together for the purpose of acquiring, holding or voting the Shares or any other voting capital stock of the Company, or any other relationship, understanding or agreement that would make them a "group" for purposes of Rule 13d-5(b) under the Exchange Act, and the undersigned will not enter into any such agreement or arrangement in writing or otherwise after the Closing.

             q. Residency. The undersigned, if an entity, represents that its jurisdiction of incorporation is as indicated on Schedule A hereto, and, if a natural person, represents that its state or country of residences is as indicated on Schedule A hereto.

             r.  Accuracy  of   Representations   and   Information.   All
         representations made by the undersigned in this Agreement, and all information provided by the undersigned to the Company or its agents or representatives concerning the undersigned is correct and complete as of the date hereof. If there is any material change in such information before the actual issuance of the Shares, the undersigned immediately will provide such information in writing to the Company.

         5. Management Proxy.The parties acknowledge and agree that they intend that this Agreement shall not result in a change of control with respect to the ownership of voting control of the Company. In furtherance of such intent, the parties agree that, to the extent any of the undersigned agree and are entitled to obtain under this Agreement (i) in excess of 19.9% of the common stock of the Company issued and outstanding immediately before the Closing Date, or (ii) that number of Shares which, when aggregated with any shares of the Company's common stock owned by such undersigned party immediately before the Closing Date, would cause such undersigned party to own in excess of 19.9% of the common stock of the Company issued and outstanding immediately before the Closing Date, such undersigned party hereby grants an irrevocable proxy to the Company's Chief

Executive Officer to vote any shares of such undersigned party in excess of the 19.9% limits specified in clauses (i) and (ii) above, which proxy shall be executed by such officer in direct proportion to the voting of all of the shares of the Company's common stock voted by the Company's shareholders on any matter being submitted for the vote of the Company's shareholders. The proxy granted by this Section 5 shall expire automatically at the earlier of the following: (x) such time any of the undersigned who are deemed to grant a proxy pursuant to this Section 5, or its, his or her successor, shall beneficially own less than 19.9% of the Company's common stock; or (y) such time as the Company's shareholders at an annual or special meeting of shareholders, shall vote to approve the transactions contemplated by this Agreement.

         6.  Indemnification.

             a. Indemnification By the Company. The Company agrees to indemnify each of the undersigned and hold each of the undersigned harmless from and against any and all liability, damage, cost or expense, including reasonable attorneys' fees, incurred on account or arising out of: (i) any inaccuracy in the representations and warranties of the Company set forth herein; and (ii) any action, suit or proceeding based upon (A) the claim that said representations or warranties were inaccurate or misleading or otherwise cause for obtaining damages or redress from the undersigned; or (B) the disposition of the Shares or any portion thereof.

             b.  Indemnification   By   the  Undersigned.   The   undersigned
         severally and not jointly agree to indemnify the Company and hold the Company harmless from and against any and all liability, damage, cost or expense, including reasonable attorneys' fees, incurred on account or arising out of: (i) any inaccuracy in the representations and warranties of the undersigned set forth herein; (ii) the disposition of the Shares, or any portion thereof, by the undersigned contrary to the representations and warranties set forth herein and any restrictions on transfer that may be noted on the certificates representing the Shares; and (iii) any action, suit or proceeding based upon (A) the claim that said representations or warranties were inaccurate or misleading or otherwise cause for obtaining damages or redress from the Company; or
         (B) the disposition of the Shares or any portion thereof.

         7. Use of Proceeds. The Company intends to use the proceeds of the Purchase Price received from the undersigned as follows. Approximately $1,500,000 will be used to retire the Company's obligations under a Convertible Debenture and Private Equity Line of Credit Agreement dated as of May 22, 1998 by and among the Company, five separate investors and a placement agent, pursuant to which the Company issued a total of $1,500,000 principal amount of the Company's convertible debentures. Additionally, the Company intends to use the remaining $100,000 of such proceeds for operating capital and for the payment of trade payables and selling, general and administrative expenses.

         8. Alternative Structure as Convertible Debt. If, and only if, the Nasdaq Stock Market shall for any reason determine that approval of the Company's shareholders shall be required as a precondition to the consummation of the transactions contemplated by this Agreement in order to preserve the listing of the Company's common stock on the Nasdaq Stock Market, the undersigned agree that the Company shall proceed as follows: (i) the Company shall issue to the undersigned, pro rata, as many shares of common stock as shall be allowed by the Nasdaq Stock Market and shall receive therefor a pro rata portion of the Purchase Price anticipated by this Agreement; and (ii) the Company shall receive any additional portion of the total Purchase Price anticipated by this Agreement as an unsecured loan ("Provisional Loans") from the undersigned in the amount of Purchase Price received from each of the undersigned as indicated in Schedule "A" and for which the undersigned will not receive shares of the Company's common stock. The Provisional Loans shall bear simple interest at the lowest applicable federal rate of imputed interest as determined by reference to the Internal Revenue Code of 1986, as amended, which interest shall be calculated by reference to a 360-day year. Interest on the Provisional Loans shall be payable only in cash. The principal amount of
the  Provisional   Loans  shall  be automatically  converted  into the  number of shares of common stock otherwise issuable (but not yet issued) under this Agreement upon the approval by the Company's shareholders of the transactions contemplated by this Agreement. The Company agrees, if Provisional Loans are made pursuant to this Section 8, to seek the approval of its shareholders on the transactions contemplated by this Agreement at the earliest practical opportunity. In the event the Company's shareholders shall refuse to approve the transactions contemplated by this Agreement, the Provisional Loans shall become immediately due and payable at any time after the annual or special meeting of the Company's shareholders at which such shareholders refuse to approve such transactions.

         9.  Miscellaneous Provisions.

             a. Attorneys' Fees. In the event of a default in the performance of this Agreement, the defaulting party or parties, in addition to all other obligations of performance hereunder, shall pay reasonable attorneys' fees and costs incurred by the non-defaulting party or parties to enforce performance of this Agreement.

             b. Choice of Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Utah, without regard to choice of law rules. Each of the parties consents to the exclusive jurisdiction and venue of the U.S. District Court sitting in the District of Utah or the state courts of the State of Utah located in Salt Lake City, Salt Lake County, Utah, in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions.

             c. Counterparts. This Agreement may be executed in one or more counterparts, which when signed shall constitute a single contract.

             d. Entire Agreement. This Agreement contains the entire agreement between the parties relating to the purchase of the Shares, and may be amended only by a written document signed by all of the parties hereto.

             e. Headings. The headings of the sections and paragraphs of this Agreement have been inserted for convenience of reference only and do not constitute a part of this Agreement.

             f. Severability. Should any one or more of the provisions of this Agreement be determined to be illegal or unenforceable, all other provisions of this Agreement shall be given effect separately from the provision or provisions determined to be illegal or unenforceable and shall not be affected thereby.

             g. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the undersigned and undersigned's successors, but shall not be assignable by the undersigned without the prior written consent of the Company. The undersigned's subscription shall inure to the benefit of the Company, and upon its acceptance by the Company, shall be binding upon the Company and its successors and assigns.

             h. Warranties Survive Closing. All warranties, representations, indemnities and agreements hereunder shall survive the date of this Agreement and the offering of the Shares by the Company.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                      [SIGNATURE PAGE FOLLOWS IMMEDIATELY]

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of February 11, 2000.

ARAGON AGENTS LIMITED                    TERRANO INVESTMENTS LIMITED

By:  /s/ Illegible                       By:  /s/  Illegible
   ------------------------------------     -----------------------------------
Its:  Principal                          Its:  Director
    -----------------------------------      ----------------------------------


CYBERWORLD LIMITED                       GOLD DRAGON INDUSTRIES LIMITED

By:  /s/ Illegible                       By:  /s/ Illegible
   ------------------------------------     -----------------------------------
Its:   Sole Director                     Its:  Director
    -----------------------------------      ----------------------------------

  /s/ Raymond Haskins                      /s/ Andrew Fletcher
---------------------------------------  --------------------------------------
 RAYMOND HASKINS                          ANDREW FLETCHER

  /s/ Maria Lorna Navarro
---------------------------------------
MARIA LORNA NAVARRO



DYNATEC INTERNATIONAL, INC.

By:  /s/ Frederick W. Volcansek, Sr.
   ------------------------------------
         Frederick W. Volcansek, Sr.
         Chairman and Chief Executive Officer

                                                    Schedule A

                                                                    Per Share                                Total
                                                   Funding          Purchase                           Purchase Price
   Name and Address of Investor                     Date             Price         No. of Shares            Paid

ARAGON AGENTS LIMITED                                1/20/00        $1.0188               19,265        $   19,626.91
17th Floor 53-55 Lockhart Road                        2/9/00        $1.3156               74,591            98,134.54
Wanchai                                              2/10/00        $1.3250              111,096           147,201.82
Hong Kong                                            2/11/00        $1.4000               35,048            49,067.27
                                                                                 ---------------     ----------------
                                                                                         240,000        $  314,030.54
TERRANO INVESTMENTS LIMITED                          1/20/00        $1.0188               16,055           $16,355.76
12th Floor                                            2/9/00        $1.3156               62,159            81,778.79
152 Queens Road                                      2/10/00        $1.3250               92,580           122,668.18
Central                                              2/11/00        $1.4000               29,207            40,889.39
                                                                                 ---------------     ----------------
Hong Kong                                                                                200,000        $  261,692.12

CYBERWORLD LIMITED                                   1/20/00        $1.0188               19,265        $   19,626.91
3rd Floor, 121 Min Sheng E. Road                      2/9/00        $1.3156               74,591            98,134.54
Section 3, Taiwan                                    2/10/00        $1.3250              111,096           147,201.82
TAIPEI                                               2/11/00        $1.4000               35,048            49,067.27
                                                                                 ---------------     ----------------
                                                                                         240,000        $  314,030.54
Gold Dragon Industries Limited                       1/20/00        $1.0188               19,265        $   19,626.91
80 Raffles Place                                      2/9/00        $1.3156               74,591            98,134.54
#16-20 UOB Plaza 2                                   2/10/00        $1.3250              111,096           147,201.82
048624  SINGAPORE                                    2/11/00        $1.4000               35,048            49,067.27
                                                                                 ---------------     ----------------
                                                                                         240,000        $  314,030.54
Raymond Haskins                                      1/20/00        $1.0188                8,027        $    8,177.88
Apartment 2, 6th Floor                                2/9/00        $1.3156               31,079            40,889.39
177 Ho Ping East Road                                2/10/00        $1.3250               46,290            61,334.09
Taipei, TAIWAN                                       2/11/00        $1.4000               14,603            20,444.70
                                                                                 ---------------     ----------------
                                                                                         100,000        $  130,846.06
Andrew Fletcher                                      1/20/00        $1.0188                8,027        $    8,177.88
Apartment 1205                                        2/9/00        $1.3156               31,079            40,889.39
Peria Mansion                                        2/10/00        $1.3250               46,290            61,334.09
Carlos Palanca                                       2/11/00        $1.4000               14,603            20,444.70
                                                                                 ---------------     ----------------
Makati Metro Manilla                                                                     100,000        $  130,846.06
PHILIPPINES

Maria Lorna Navarro                                  1/20/00        $1.0188                8,253        $    8,407.76
72-19 Dembrobium Street                               2/9/00        $1.3156               31,953            42,038.79
Timog Park                                           2/10/00        $1.3250               47,591            63,058.19
Pampanga                                             2/11/00        $1.4000               15,014            21,019.40
                                                                                 ---------------     ----------------
PHILIPPINES                                                                              102,811        $  134,524.14

                                  Schedule 3(a)

                   Subsidiaries of Dynatec International, Inc.

Nordic Technologies, Inc., a Utah corporation

Softalk, Inc., a Utah corporation

Softalk Communications, Inc., a Utah corporation

Arnco Marketing, Ltd., a California corporation

                                  Schedule 3(b)

                                 Capitalization



Shares outstanding as of 2/11/00                             3,721,418

Adjustments:
Convertible debenture shares                         94,500
Private placement shares                          1,222,811
                                               ------------
                                                  1,317,311

Total shares outstanding after adjustments                   5,038,729

Options:
1996 Fixd Options @$2.50                             77,000
1996 Variable Options @$2.00                        180,000
1996 Fixed Options @$1.46                           516,750
                                               ------------
                                                    773,750

Total potential shares outstanding                           5,812,479